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June 11, 2003

                      DAVIS INTERNATIONAL TOTAL RETURN FUND
                 (A SERIES OF DAVIS INTERNATIONAL SERIES, INC.)

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 2003

At a meeting of the Board of Directors of Davis International Series, Inc. held on June 10, 2003, the Board approved the liquidation of Davis International Total Return Fund on or about July 18, 2003 (the "Liquidation Date"). Accordingly, effective as of the close of business on June 10, 2003, the Fund will be closed to any new investments, including additional investments on behalf of existing shareholder accounts